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                                                                 EXHIBIT 10.10.4

                          DFP Extension Addendum No. 3

            This DFP Extension Addendum No. 3, dated as of November 1, 2002 (the "Addendum"), hereby amends the DART Service Attachment/Agreement for Publishers by and between DoubleClick Inc. ("DoubleClick"), and AskJeeves, Inc. ("Company" or "You"), dated as of March 31, 1999, as amended (the "Agreement"). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

1. Effective November 1, 2002, the parties hereby agree that Company's ad serving CPM from the date of this Addendum through the end of the Term shall equal $|*|. Such rate shall apply for all impressions (excluding System Defaults, the fees for which are set forth below) served by DoubleClick, including, without limitation, all impressions for paid Ads, house Ads, text links, and redirects.

System defaults will be charged as follows:

If System Defaults represent 50% or less of all Your impressions in a particular month, Your rate for all System Defaults that month shall equal $|*|.

If System Defaults represent greater than 50%, but equal to or less than 60% of all Your impressions in a particular month, Your rate for all System Defaults that month shall equal $|*|.

If System Defaults represent greater than 60%, but equal to or less than 70% of all Your impressions in a particular month, Your rate for all System Defaults that month shall equal $|*|.

If System Defaults represent greater than 70%, but equal to or less than 80% of all Your impressions in a particular month, Your rate for all System Defaults that month shall equal $|*|.

If System Defaults represent greater than 80%, but equal to or less than 90% of all Your impressions in a particular month, Your rate for all System Defaults that month shall equal $|*|.

If System Defaults represent greater than 90% of all Your impressions in a particular month, Your rate for all System Defaults that month shall equal $|*|.

However, for the month of December 2002, the system default fees shall be as follows:

If System Defaults represent 50% or less of all Your impressions in a particular month, Your rate for all System Defaults that month shall equal $|*|.
If System Defaults represent greater than 50%, but equal to or less than 60% of all Your impressions in a particular month, Your rate for all System Defaults that month shall equal $|*|.
If System Defaults represent greater than 60%, but equal to or less than 70% of all Your impressions in a particular month, Your rate for all System Defaults that month shall equal $|*|.
If System Defaults represent greater than 70%, but equal to or less than 80% of all Your impressions in a particular month, Your rate for all System Defaults that month shall equal $|*|.
If System Defaults represent greater than 80%, but equal to or less than 90% of all Your impressions in a particular month, Your rate for all System Defaults that month shall equal $|*|.
If System Defaults represent greater than 90% of all Your impressions in a particular month, Your rate for all System Defaults that month shall equal $|*|.

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|*|   Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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                                                                 EXHIBIT 10.10.4

For purposes of clarification, Company's other fees and rates (e.g., Company's Minimum Monthly Service Fee) set forth in the Agreement shall remain unchanged.

2. DoubleClick and Company hereby ratify all other terms and conditions of the Agreement which have not been modified by this DFP Extension Addendum No. 3, and such other terms and conditions shall remain in full force and effect.

      Company and DoubleClick confirm their mutual agreement to this DFP Extension Addendum No. 1 as of the date first written above by signing below.

DOUBLECLICK INC.                                AskJeeves, Inc.

By:  /s/ John Healy                             By:  /s/ Scott Bauer
   ------------------------------                  ----------------------------
Name: John Healy                                Name: Scott Bauer
Title: Senior Vice President,                   Title: Vice President and
       Technology Sales                                Corporate Controller

v. 12-18-02

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|*|   Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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